                                  EXHIBIT 10.10

                             SHARE PLEDGE AGREEMENT


          THIS AGREEMENT made as of the 2nd day of March, 1999.

AMONG:

               INTERNATIONAL BARTER CORP., a corporation formed pursuant to the laws of the State of Nevada

               (hereinafter called the "PLEDGOR")

                                                               OF THE FIRST PART

               - and -

               BOB BAGGA, an individual residing in the City of Mississauga, Ontario, Canada

               (hereinafter called the "SECURED PARTY")

                                                              OF THE SECOND PART

               - and -

               BARTER BUSINESS EXCHANGE INC., a corporation incorporated under the laws of the Province of Ontario

               (hereinafter called the "CORPORATION")

                                                               OF THE THIRD PART


     WHEREAS the Pledgor has purchased from the Secured Party 200 common shares of the Corporation (the "PURCHASED SHARES") pursuant to the terms of a purchase agreement (the "PURCHASE AGREEMENT") made as of the 28th day of February, 1999 among the Secured Party, the Pledgor and the Corporation;

     AND WHEREAS the Purchase Agreement contemplates the issuance by the Pledgor to the Secured Party of a promissory note in the principal amount of (Cdn.)$850,000, to be reduced by the amount, if any, that 10% of Cash Revenues is less than $750,000 for the period ended March 1, 2000 (the "REDUCTION"), provided that in no event may the Reduction exceed $750,000, which promissory note is dated March 2, 1999 (the "NOTE") to evidence an outstanding amount payable for the Purchased Shares;

     AND WHEREAS in order to provide security for the Pledgor's obligations for the payment due March 1, 2000 under the Note (the "INDEBTEDNESS"), the Pledgor has agreed to pledge and charge to the Secured Party the Purchased Shares;



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     NOW THEREFORE IN CONSIDERATION OF good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties covenant and agree with each other as follows:

1    GRANT OF SECURITY INTEREST

     The Pledgor hereby pledges, assigns and hypothecates to the Secured Party, and hereby grants to the Secured Party a security interest (to which the Ontario Personal Property Security Act (the "PPSA") applies) in the Purchased Shares in the capital of the Corporation owned by the Pledgor (the "SHARES"), and in all income thereon and proceeds thereof, all pursuant to and in accordance with the provisions of this Agreement.

2    SECURED OBLIGATIONS

     The security interest granted hereby secures the performance and the payment to the Secured Party of the Indebtedness by the Corporation and any amounts collectable under this pledge (the "OBLIGATIONS").

3    ATTACHMENT

     Each of the parties intends the security interest granted hereby to attach forthwith with respect to the Shares and, with respect to Substituted or Additional Shares (as defined below), forthwith upon the Pledgor first acquiring rights in such Substituted or Additional Shares.

     For greater certainty, without in any way limiting the above, each of the parties intends the security interests to attach at the respective times set out above notwithstanding actual notice, if any, of the Secured Party of any other security interests in or encumbrances on or against the Shares.

4    PERFECTION

     (50) Subject to paragraph 4(b) hereof, in order to perfect and in furtherance of the security interest hereby granted to the Secured Party, the Pledgor agrees that contemporaneously with the execution of this Agreement, it shall deliver the following to the counsel to the Corporation upon the terms hereof:

          (1) the relevant share certificate(s) representing all of the Shares, duly registered in the name of Margolis Partnership, as trustee (the "TRUSTEE"), and duly endorsed in blank for transfer hereunder and noting conspicuously on the face thereof that they are subject to this Agreement; and

          (2) a certified copy of a resolution of the directors of the Corporation approving the pledge, assignment and hypothecation of the Shares to the Secured Party, the notation of the Secured Party's interest on the relevant share certificate(s) and in the shareholder ledgers of the Corporation, the transfer to the Trustee, any further transfers of the Shares made pursuant to this Agreement, and the recording of same in the books and records of the Corporation, and which resolution shall state that it may not be amended or revoked without the prior written consent of the Secured Party and/or Trustee.



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     (51) The Trustee acknowledges and agrees that it shall hold the Shares hereby delivered to it solely in accordance with the terms of this Agreement and that it will not at any time dispose, encumber, deal with or take any action with respect to the Shares except as provided in this Agreement.

     (52) Beyond the exercise of reasonable care to assure the safe custody of the Shares, neither the Secured Party nor the Trustee shall have any duty or liability to preserve rights pertaining thereto, except as specifically requested by the Pledgor and at the expense of the Pledgor, and shall be relieved of all responsibility for the Shares upon surrendering them or tendering them to the Pledgor under the terms of this Agreement.

     (4) The Pledgor agrees that the Secured Party may also at any time perfect its security interest in the Shares by registration under the PPSA.

1    RIGHT TO VOTE

     So long as no Event of Default has occurred hereunder the Pledgor shall be entitled to remain as shareholder of record of the Shares and to exercise all voting rights in respect of the Shares.

2    RIGHT TO DIVIDENDS, ETC.

     So long as no Event of Default has occurred hereunder the Pledgor shall be entitled to receive all dividends and other distributions paid or payable in respect of the Shares. In the event that the Pledgor receives any dividend or other distribution contrary to the foregoing it shall stand possessed of same in trust solely for the Secured Party and shall forthwith pay or deliver the same to the Secured Party to be applied in accordance with paragraph 15.

3    PLEDGOR'S WARRANTIES

     The Pledgor hereby represents and warrants to and covenants with the Secured Party as follows and acknowledges that the Secured Party is, in part, relying upon such representations, warranties and covenants in accepting the security interest granted upon the terms of this Agreement:

     (1) Ownership of Shares: Subject to the representations and warranties of the Secured Party under the Purchase Agreement, the Pledgor is the absolute and beneficial owner of the Shares and none of the Shares is held in the name of any person other than the Pledgor, whether as agent, trustee or other nominee for the Pledgor, the Shares are recorded in the name of the Pledgor in the shareholder ledgers and registers in the Corporation's minute book.

     (2) No Encumbrances: Subject to the representations and warranties of the Secured Party under the Purchase Agreement, the Shares are owned by the Pledgor with good and marketable title thereto and they are and shall at all times be kept free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances, agreements, rights and equities of any kind whatsoever other than those given by the Pledgor to or in favour of the Secured Party.



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     (3)  Right to Grant: The Pledgor has and shall at all relevant times have the full right, power and authority to enter into and perform its obligations under this Agreement and to grant the security interest as herein provided.

     (4) No Agreements or Options: No person, firm or corporation other than the Secured Party has any agreement or option (whether written or oral) or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase of the Shares or any interests therein or rights thereto.

     (5) No Litigation: There is not pending any suit, action or other legal proceeding of any sort either to restrain or otherwise prevent in any manner the Pledgor from effectually and legally hypothecating and pledging the Shares to the Secured Party free and clear of any and all mortgages, hypothecs, pledges, claims, adverse claims, demands, liens, charges, security interests, encumbrances agreements, rights and equities of any kind whatsoever or any suit, action or proceeding the effect of which would to cause a lien to attach to the Shares or to divest title to the Shares in any manner whatsoever.

4    PLEDGOR'S COVENANTS

     The Pledgor covenants and agrees with the Secured Party that:

     (53) No Transfers or Encumbrances: The Pledgor shall not either directly or indirectly (including by way of corporate reorganization, amalgamation or otherwise) sell, transfer convey, assign, exchange, convert or in any manner dispose of, pledge or in any manner encumber any of the Shares without the prior written consent of the Secured Party, except as expressly permitted or required elsewhere herein. Such written consent shall not be arbitrarily withheld or unduly delayed.

     (2) Substituted or Additional Shares: In the event any substituted or additional shares in the capital of the Corporation are received or acquired (directly or indirectly) by or on behalf of the Pledgor, whether as a result of a share issuance, subdivision, consolidation, conversion, reclassification, stock dividend, transfer, sale, reorganization, amalgamation or otherwise (the "SUBSTITUTED OR ADDITIONAL SHARES"), the Pledgor shall stand possessed of the Substituted or Additional Shares in trust for the Secured Party and shall forthwith deliver to the Secured Party the certificate or certificates representing the Substituted or Additional Shares together with a certified copy of the resolution of the directors of the Corporation and the Pledgor approving the hypothecation and pledge thereof to the Secured Party whereupon the Secured Party shall hold and deal with the Substituted or Additional Shares and the certificate or certificates evidencing the same as the Shares.



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1    EVENTS OF DEFAULT

     Forthwith upon the occurrence of any of the following events (an "EVENT OF DEFAULT"), the Obligations will, without the Secured Party being required to give notice or demand, become due an payable in full and, to the extent applicable, be required to be fully performed:

     (54) the failure of the Pledgor to pay when due any payment of any of the Obligations;

     (55) any representation, warranty, statement or report which is false or incorrect in any respect having been made or given by the Pledgor to the Secured Party, contained herein;

     (56) the Corporation ceasing or threatening to cease carrying on its business or any of its businesses;

     (57) the Pledgor transfering any assets of the Corporation out of the usual and normal course of Business or in any case for consideration greater than $25,000 without the consent of the Vendor, not to be unreasonably withheld;

     (58) the filing of an application or petition or the passing of a resolution for the winding-up or dissolution of the Corporation or the granting or issuing of an order for the winding-up or dissolution of the Corporation;

     (59) the appointment of a receiver, receiver and manager, agent, liquidator or other similar administrator of any part(s) of the assets of the Pledgor or the taking by a secured party or any other encumbrancer of possession of the assets of the Pledgor or any part(s) thereof;

     (60) any proceedings which relate or extend to the Corporation being commenced under the Companies' Creditors Arrangement Act, the Bankruptcy and Insolvency Act, or any other legislation of the Province of Ontario, any other province or territory in Canada, the Parliament of Canada or any other country, state or jurisdiction, which legislation deals with companies' creditors arrangements or other creditors' arrangements; or

     (8) the Pledgor or the Corporation committing or threatening to commit any act of bankruptcy, filing a voluntary assignment in bankruptcy, making a proposal under the Bankruptcy Act or otherwise, or taking any action in respect of the settlement of any claims of its creditors whether under the provisions of the Bankruptcy Act or otherwise, or any person(s) taking any proceedings which may result in the Pledgor or the Corporation being declared bankrupt.

1    RIGHTS AND REMEDIES

     Forthwith upon the occurrence of an Event of Default, the security interest granted herein shall be enforceable and the Pledgor and the Secured Party shall have, in addition to any other rights and remedies provided by law, the rights and remedies of a debtor and a secured party respectively under the PPSA and those provided by this Agreement and, further, the right to direct the Trustee to deal with and dispose of the Shares as the Secured Party directs.



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2    EXPENSES

     The reasonable expenses expressly provided for in the PPSA and, in addition thereto, the cost of any insurance, taxes, solicitor's fees, costs and other legal expenses and all other costs, charges and expenses of or incurred (on a scale as between a solicitor and his own client) by the Secured Party in respect of the enforcement of the Obligations, including taking possession, custody, holding, preserving, protecting, repairing, using or operating, collecting, realizing, processing, preparing for disposition and disposing of the Shares (collectively, the "EXPENSES") shall be payable by the Pledgor to the Secured Party forthwith upon demand, shall be deemed advanced to the Pledgor by the Secured Party, shall bear interest at a rate equal to the Prime Rate (defined below) plus 1% per annum calculated, both before and after demand, maturity, default and judgment, from the date each of the Expenses, respectively, were incurred until fully paid by the Pledgor and shall be secured by this Agreement.

     "PRIME RATE" means the annual rate of interest announced from time to time by the Royal Bank of Canada as a reference rate then in effect for determining interest rates on Canadian dollar commercial loans in Canada.

3    NOTICE OF DISPOSITION

     The Secured Party shall give to the Pledgor at least 15 days' written notice of the Secured Party's intention to dispose of the Shares. Such notice may be sent by registered mail to the last known post office address of the Pledgor.

4    MODE OF DISPOSITION

     The Secured Party may dispose of the Shares by a private sale or public auction or tender at any place and time whatsoever and in such manner and at such price as the Secured Party may reasonably determine, either for cash or on credit, or for part cash and part credit. The Secured Party may postpone any sale prior to the date thereof and may sell the Shares as a whole or in parcels and if in parcels in such order and manner as the Secured Party may reasonably determine. Until the time such sale is completed, the amount of any dividends or other distributions paid or payable by the Corporation in respect of the Shares shall be paid to the Secured Party.

5    SECURED PARTY MAY PURCHASE

     The Secured Party may become a purchaser of the Shares free of any right or equity of redemption which right or equity is hereby expressly waived.

6    PROCEEDS OF DISPOSITION/DEFICIENCY

     Any proceeds of any disposition of any of the Shares shall be applied by the Secured Party firstly on account of the Expenses, and any balance of such proceeds shall be applied by the Secured Party on account of the Obligations (other than the Expenses) in such order of application as the Secured Party may from time to time effect and the same shall not be subject to dispute by the Pledgor. If such proceeds fail to satisfy the Obligations, the Pledgor shall not be liable for any further payments or any deficiency resulting to the Secured Party, and the Pledgor and the Corporation shall be fully and finally released from any further obligations to the Secured Party under the Note or under this Agreement.



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7    MISCELLANEOUS PROVISIONS

     (61) Discharge: The security interest granted hereby shall not be released, discharged, impaired or affected by any extension of time, additional advances, renewals, amendments or extensions to this Agreement, any waiver by or failure of the Secured Party to enforce any provision of this Agreement or any other agreement, the taking of further security, releasing security, extinguishment of the security interest as to all or any part of the Shares, or any other act except a release or discharge by the Secured Party of the security interest granted hereby upon the full payment and performance of the Obligations, at which time the Secured Party shall, at the Pledgor's expense, deliver to the Pledgor the relevant share certificate(s) representing all of the Shares duly endorsed in blank for transfer, all other documents held by the Secured Party pursuant to this Agreement, and all necessary discharges and releases of the security interest granted hereby.

     (62) Waiver, etc.: No failure or delay on the part of the Secured Party to exercise any right provided for in or contemplated by this Agreement and no waiver as to an Event of Default hereunder shall operate as a waiver thereof unless made in writing and signed by the Secured Party and, in that event, such waiver shall operate only as a waiver of the right or Event of Default expressly referred to therein. Nothing in this Agreement and nothing referred to in the Obligations shall preclude any other remedy by action or otherwise for the enforcement of this Agreement or the payment and performance in full of the Obligations.

     (63) Failure to Perfect: The Secured Party shall not be liable or accountable for any negligence or failure to perfect its security interest in, seize, collect, realize, sell or obtain payment for the Shares or any part thereof and shall not be bound to institute proceedings for the purpose of seizing, collecting, realizing or obtaining possession or payment of the same for the purpose of preserving the rights of the Pledgor, the Corporation or any other person, firm or corporation in respect of same.

     (64) Entire Agreement: This Agreement sets forth the entire intent and understanding of the parties relating to the subject-matter hereof and supersedes and replaces all prior agreements and commitments, whether written or oral, made between the parties concerning the granting of a security interest in the Shares and all earlier discussions and negotiations between them concerning the granting of a security interest in the Shares. The parties are not relying upon and there are no collateral or other representations, warranties, agreements, or covenants made by any of the parties hereto which are not contained herein.

     (65) No Amendment: This Agreement may not be amended, altered or qualified except by a memorandum in writing signed by all of the parties hereto and any amendment, alteration or qualification hereof shall be null and void and shall not be binding upon any party who has not signed such memorandum.

     (66) Further Assurances: Each of the parties hereto shall and will, from time to time and at all times hereafter upon every reasonable written request so to do, cause such meetings to be held, resolutions passed and by-laws enacted, exercise its



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          vote and influence, make, do, execute and deliver, or cause to be made, done, executed and delivered, all such further papers, acts, deeds, assurances and things as may be necessary or desirable in the opinion of any party or counsel for any party, acting reasonably, for implementing and carrying out more effectually the true intent and meaning of this Agreement including, without limitation, to perfect or better perfect the security interest of the Secured Party in the Shares or any part thereof.

     (67) Power of Attorney: The Secured Party is hereby irrevocably constituted as the duly appointed lawful attorney of the Pledgor in accordance with the Powers of Attorney Act (Ontario), with full power to execute, complete and deliver in the name and on behalf of the Pledgor all such documents as the Pledgor is required to deliver pursuant to this Agreement. The power of attorney hereby granted is a power coupled with an interest and shall survive the dissolution, liquidation, winding-up or other termination of existence of the Pledgor. The Pledgor hereby ratifies all acts done and all documents executed and delivered by the Secured Party pursuant to the power of attorney hereby granted and the Pledgor hereby confirms that parties are entitled to rely upon such ratification.

     (68) Meaning of Shares: The term "Shares" as used herein shall include Substituted or Additional Shares.

     (69) Headings: All headings and titles in this Agreement are for convenience of reference only and shall not affect the interpretation of the terms hereof.

     (70) Gender, etc.: In construing this Agreement, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties referred to in each case require, and the verb agreeing therewith shall be construed as agreeing with the required word and pronoun. Words such as "hereunder", "hereto", "hereof", "herein", and other words commencing with "here", shall unless the context clearly indicates the contrary refer to the whole of this Agreement and not to any particular paragraph or part thereof.

     (71) Severability: In the event any covenant or provision in this Agreement is held to be invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining covenants and provisions shall not be affected or impaired thereby and all such remaining covenants and provisions shall continue in full force and effect. All covenants and provisions hereof are declared to be separate and distinct covenants or provisions, as the case may be.

     (72) Time of Essence: Time shall be strictly of the essence of this Agreement and of every part thereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

     (73) Governing Law: This Agreement shall be governed in all respects exclusively by the laws of the Province of Ontario, and the laws of Canada, as applicable.

     (74) Re Liabilities: If more than one person executes this Agreement as Pledgor, their obligations under this Agreement shall be joint and several.

     (75) Notice: Subject to the specific requirements of the PPSA, any demand, notice,



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          request, consent, approval or other communication required or permitted to be made or given by any party hereto to any other party hereto in connection with this Agreement shall be in writing and may be made or given by personal delivery to such party or, if a corporation, to a director thereof or, if postal services and deliveries are then operating, by mailing the same by prepaid registered post to such party at its address noted on page one of this Agreement or at such other address which the party to whom such communication is being given may have designated by notice given in accordance with the provisions of this paragraph. Any communication so delivered shall be deemed to have been given and received on the day of delivery, if a business day, or if not a business day, on the business day next following the day of delivery, and any communication so mailed shall be deemed to have been given and received on the fourth business day following and exclusive of the date of mailing. In this paragraph, "business day" means any day except a Saturday, Sunday or statutory holiday. Either party may give notice in writing to the other in the manner provided in this paragraph of any change of address of the party giving such notice, and from and after the giving of such notice, the address therein specified shall be deemed to be the address of such party for purposes of this paragraph.

     (76) Binding Effect: All rights of the Secured Party hereunder shall enure to the benefit of its successors and assigns and all obligations of the Pledgor hereunder shall bind the Pledgor, its successors and assigns. Each reference to the Secured Party in this Agreement shall be deemed to include a reference to the Secured Party, its successors and assigns and each reference to the Pledgor in this Agreement shall be deemed to include a reference to the Pledgor, its successors and assigns.

     (17) Pledgor's Receipt: The Pledgor hereby acknowledges receipt of a fully signed copy of this Agreement.

     IN WITNESS WHEREOF the parties have executed this Agreement on the date first set out on the first page of this Agreement.


-------------------------------------   -------------------------------------
Witness                                 BOB BAGGA


                                        INTERNATIONAL BARTER CORP.

                                        Per:                                 c/s
                                            ---------------------------------
                                            Name: Steven M. White
                                            Title: President and Chief Executive
                                                   Officer


                                        BARTER BUSINESS EXCHANGE INC.

                                        Per:                                 c/s
                                            ---------------------------------
                                            Name: Bob Bagga
                                            Title: President



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

                              TRUSTEE'S AGREEMENT

     The undersigned agrees to hold the Shares as Trustee in accordance with the terms specified above.

                                        MARGOLIS PARTNERSHIP

DATED                                   Per:
     --------------------------------
                                            Thomas P. Powers



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